UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF EARLIEST EVENT REPORTED: April 23, 2013

ATP OIL & GAS CORPORATION

(Exact name of registrant as specified in its charter)

Commission file number: 001-32647

Texas	76-0362774
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

4600 Post Oak Place, Suite 100

Houston, Texas 77027

(Address of principal executive offices)

(Zip Code)

(713) 622-3311

(Registrant’s telephone number, including area code)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On April 23, 2013, ATP Oil & Gas Corporation (“ATP”) received notification of a Suspension of Operations (“SOO”) and a Suspension of Production (“SOP”) from the Bureau of Safety and Environmental Enforcement (“BSEE”), with respect to Lease OCS-G 14016, Mississippi Canyon (MC) Block 711, also known as “Gomez.” BSEE issued the SOO and SOP to enforce an order of the Bureau of Ocean Energy Management (“BOEM”) dated December 20, 2012, and amended January 18, 2013 (the “Order”), requiring ATP to provide certain supplemental bonding. As a result of the SOO and SOP, production and any other leaseholding operations on Gomez will be suspended beginning April 30, 2013 and lasting until BSEE notifies ATP that ATP has addressed in a manner acceptable to BOEM all obligations in the Order. ATP estimates that the production impact of the shut-in will be approximately 3,200 Bbl/d gross (approximately 90% oil). ATP is currently working with royalty and interest holders and infrastructure owners of Gomez to develop a plan that would enable BSEE to allow ATP to continue production. At this time, ATP has received no indication from BSEE or BOEM regarding the shut-in of any of its other properties.

The foregoing is a summary of the shut-in notification received by ATP and is qualified by reference to the full text of the notification, a copy of which is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

As previously reported, ATP filed a voluntary petition for reorganization under Chapter 11 of the Bankruptcy Code in the United States Bankruptcy Court for the Southern District of Texas. Information with respect to the Chapter 11 proceeding is available on ATP’s website at www.atpog.com or at www.kccllc.net/atpog and by calling (866) 967-1787.

Certain statements in this Current Report on Form 8-K are “forward-looking statements” as defined by the Securities Litigation Reform Act of 1995. These forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties that could cause actual results to differ materially from the results contemplated by the forward-looking statements. The forward-looking statements in this Current Report are made as of the date of this Current Report, and ATP does not undertake any obligation to update the forward-looking statements as a result of new information, future events or otherwise.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit	Exhibit Description

99.1	Notice of Shut-In from the Bureau of Safety and Environmental Enforcement of the United States Department of the Interior, dated April 23, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned and thereunto duly authorized.

ATP Oil & Gas Corporation

Date: April 26, 2013	By:	/s/ Albert L. Reese Jr.
Albert L. Reese Jr. Chief Financial Officer

Exhibit Index

Exhibit	Exhibit Description

99.1	Notice of Shut-In from the Bureau of Safety and Environmental Enforcement of the United States Department of the Interior, dated April 23, 2013.